================================================================================


                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 17, 2004

AMERICAN HOME MORTGAGE SECURITIES LLC (as depositor under an Indenture dated as of December 21, 2004, providing for, inter alia, the issuance of Mortgage-Backed Notes, Series 2004-4)


                     American Home Mortgage Securities Llc
                     -------------------------------------
             (Exact name of registrant as specified in its charter)


         DELAWARE                  333-118302                20-0103914
----------------------------      ------------           -------------------
(State or Other Jurisdiction      (Commission              (I.R.S. Employer
of Formation)                     File Number)           Identification No.)

538 Broadhollow Road
Melville, New York                                      11747
---------------------                                 ----------
(Address of Principal                                 (Zip Code)
Executive Offices)


Registrant's telephone number, including area code, is (516) 396-7700


================================================================================

Check the appropriate box below if the Form 8 K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a 12(b) under the Exchange Act (17 CFR 240.14a 12(b))

[ ] Pre commencement communications pursuant to Rule 14d 2(b) under the Exchange Act (17 CFR 240.14d 2(b))

[ ] Pre commencement communications pursuant to Rule 13e 4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Item 8.01. Other Events.
           ------------

         The consolidated financial statements of the MBIA Insurance Corporation, the insurer, a wholly owned subsidiary of MBIA, Inc. as of December 31, 2003 and December 31, 2002 and for each of the three years in the period ended December 31, 2003, prepared in accordance with generally accepted accounting principles, included in the Annual Report on Form 10-K of MBIA, Inc. for the year ended December 31, 2003 are hereby incorporated by reference into this prospectus supplement and shall be deemed to be a part hereof.


Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.
           ------------------------------------------------------------------

                  (a)      Not applicable

                  (b)      Not applicable

                  (c)      Exhibits:

                   Item 601 (a) of
                   Regulation S-K
Exhibit No.        Exhibit No.           Description
-----------        ---------------       ------------
1                  23                    Consent of PricewaterhouseCoopers LLP,
                                         independent auditors of
                                         MBIA Insurance Corporation
                                         with respect to the
                                         American Home Mortgage
                                         Investment Trust 2004-4,
                                         Mortgage-Backed Notes,
                                         Series 2004-4.

                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                     AMERICAN HOME MORTGAGE SECURITIES LLC.


                                     By:   /s/ Alan Horn
                                        ----------------------------------------
                                     Name:  Alan Horn
                                     Title: Executive Vice President


Dated: December 17, 2004

                                  EXHIBIT INDEX


                 Item 601 (a) of          Sequentially
Exhibit          Regulation S-K           Numbered
Number           Exhibit No.              Description                Page
-------          ---------------          ------------               ----
  1                  23                   Independent Auditors'       6
                                          Consent